UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2017

UCP, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

(408) 207-9499 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2017, UCP, Inc., a Delaware corporation (the “Company”), entered into an Agreement (the “Agreement”) with PICO Holdings, Inc., a California corporation (“PICO”), the Company’s largest stockholder and owner of a majority of the voting power of the Company’s issued and outstanding capital stock.

Pursuant to the Agreement, the Company agreed to increase the number of directors constituting the whole board of directors of the Company (the “Board”) from six to seven members, effective immediately prior to the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”).  In addition, the Company has agreed to nominate Mr. Keith M. Locker, together with incumbent Class I directors Mr. Eric H. Speron and Ms. Kathleen R. Wade, whose terms expire at the 2017 Annual Meeting (Messrs. Locker and Speron and Ms. Wade, collectively, the “Director Nominees”), as its slate of nominees for election to the Board at the 2017 Annual Meeting.  The Company has also agreed to appoint Mr. Locker to the Nominating and Corporate Governance Committee of the Board and Mr. Speron to the Compensation Committee of the Board promptly following their election and reelection, respectively, at the 2017 Annual Meeting.

Under the terms of the Agreement, the Company also agreed to submit, recommend and solicit proxies in favor of the following proposals for consideration by its stockholders at the 2017 Annual Meeting:

•	To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to declassify the Board and provide for the annual election of directors (the “Declassification Proposal”);

•
To amend the Charter and the Company’s Amended and Restated Bylaws (the “Bylaws”) to require the calling of special meetings of the stockholders upon the written request of beneficial holders of twenty-five percent (25%) or more of the voting power of the Company (the “Special Meeting Proposal”);

•	To amend the Charter and Bylaws to permit stockholders to act by written consent (the “Written Consent Proposal”);

•
To amend the Charter to require a seventy-five percent (75%) supermajority stockholder vote to remove a director without cause at any time when any person (together with his, her or its affiliates) beneficially owns thirty-five percent (35%) or more of the voting power of the Company, as well as to move the existing provisions of the Charter regarding the fixing of the size of the Board and the filling of vacancies on the Board to the Bylaws (the “Director Removal Proposal”); and

•
To amend the Bylaws to require a seventy-five percent (75%) supermajority stockholder vote for stockholders to amend the Bylaws at any time when any person (together with his, her or its affiliates) beneficially owns thirty-five percent (35%) or more of the voting power of the Company (the “Bylaw Amendment Proposal” and, together with the Declassification Proposal, Special Meeting Proposal, Written Consent Proposal and Director Removal Proposal, the “Governance Proposals”).

The Agreement further provides that the approval of each Governance Proposal at the 2017 Annual Meeting shall require, in addition to the requisite vote necessary under applicable law, the Charter and the Bylaws, “for” votes from a majority of the outstanding voting power of the Company held by stockholders other than PICO (a “Majority of the Minority Vote”).  Each of the Governance Proposals will be presented to the stockholders at the 2017 Annual Meeting on a standalone basis, and the adoption of the amendments to the Charter and/or Bylaws contemplated by each Governance Proposal will not depend on or be conditioned upon the approval of any other Governance Proposal.  Attached as Exhibits A and B to the Agreement are forms of an amended and restated Charter and amended and restated Bylaws, respectively, assuming all of the Governance Proposals are approved by a Majority of the Minority Vote at the 2017 Annual Meeting.  If the Declassification Proposal is approved by the Company’s stockholders, the first annual election of directors with one year terms would take place at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”).

Under the terms of the Agreement, PICO has agreed, among other things, (i) to vote all securities of the Company owned beneficially or of record by PICO entitled to vote generally in the election of directions (“Voting Securities”) in favor of the election of the Director Nominees and in favor of each Governance Proposal, (ii) not to nominate any other persons for election to the Board or to submit any other proposals for consideration at the 2017 Annual Meeting and (iii) to withdraw its notice, dated February 6, 2017, in which it informed the Company of its intent to nominate Messrs. Locker and Speron to stand for election to the Board and to submit certain proposals for consideration to the Company’s stockholders at the 2017 Annual Meeting.

In addition, PICO has agreed, subject to and conditioned upon the approval of the Declassification Proposal by a Majority of the Minority Vote, to vote or cause to be voted (including in any action by written consent) any and all Voting Securities that PICO owns beneficially or of record with respect to any election or removal of directors of the Company such that, at all times, at least three (3) members of the Board are “Independent.”  The Agreement defines “Independent” to mean an individual who is both (i) independent with respect to the Company under the rules of the New York Stock Exchange (or any other exchange on which the Company’s securities are then listed) and (ii) independent of PICO and its affiliates (provided that the nomination of an individual by PICO to serve as a member of the Board shall not, by itself, cause such individual to be deemed not “Independent”).

The Agreement, the Governance Proposals and the decision to nominate Mr. Locker for election to the Board at the 2017 Annual Meeting were evaluated, negotiated and recommended to the full Board for approval by a special committee of the Board (the “Special Committee”) comprising Company directors who are not affiliated with PICO and whom the Board determined to be independent with respect to the tasks delegated to the Special Committee.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement (including its exhibits), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

In connection with the Agreement, Mr. Locker and all of the incumbent members of the Board except for Messrs. Dustin L. Bogue and Peter H. Lori (whose terms as Class II directors expire at the 2018 Annual Meeting) executed and delivered an irrevocable conditional resignation letter (the “Resignation Letter”) as a director of the Company, subject to and conditioned on the effectiveness of a Charter amendment declassifying the Board and a duly adopted resolution of the Board providing for the reappointment of each of the signatories to the Resignation Letter to the Board immediately following the effective time of their resignations.  As a result, if the Declassification Proposal is approved by a Majority of the Minority Vote at the 2017 Annual Meeting and a Charter amendment declassifying the Board has taken effect, all duly elected members of the Board will be serving terms expiring at the 2018 Annual Meeting.

Item 8.01	Other Events.

On March 30, 2017, the Company and PICO issued a joint press release announcing the Agreement and related matters.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Risks are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including without limitation the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the SEC.  All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made.  The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Important Additional Information and Where to Find it

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting.  The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting.  Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), filed with the SEC on April 7, 2016.  To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain the 2017 Proxy Statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov.  Copies will also be available at no charge at the Investor Relations section of the Company’s website (http://www.unioncommunityllc.com).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement, made and entered into as of March 29, 2017, by and between PICO Holdings, Inc. and UCP, Inc.

99.1	Joint Press Release, dated March 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2017

UCP, INC

By:	/s/ W. Allen Bennett
Name: W. Allen Bennett
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, made and entered into as of March 29, 2017, by and between PICO Holdings, Inc. and UCP, Inc.

99.1	Joint Press Release, dated March 30, 2017